SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 30, 2012

333-174155
(Commission File Number)

                                                                     Clear System Recycling, Inc.

(Exact name of registrant as specified in charter)

Nevada	27-4673791
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4915 Portalis Way, Anacortes, WA 98221
(Address of principal executive offices)

                                                                              (360) 982-2444____________________________________

(Issuer's Telephone Number)

None

____________________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03(b) AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 30, 2012, the Board of Directors of the Registrant determined to adopt Amended and Restated By-Laws.   A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Ex. 3.2   Amended and Restated By-Laws of Clear System Recycling Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear System Recycling, Inc.

Dated: Feb. 2, 2012	/s/ Brian Pollard
Name: Brian Pollard
Title: President